As filed with the Securities and Exchange Commission on September 7, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza Suite 700 Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis One Parkview Plaza, Suite 700 Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2012

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Skyline Fund

IronBridge Horizon Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    June 30, 2012

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2012. The S&P 500® Index, a proxy for large capitalization stocks, was up 5.45% over the past twelve months, while small capitalizations stocks were down -2.08% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were down -4.98%, over same period.

Fund Results

For the twelve month period ending June 30, 2012 (or inception if less than one year), the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned -3.92% versus the -2.08% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned -6.79% versus the -2.29% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, returned -6.27% versus the -4.98% return for the MSCI World Index (Net).

The IronBridge Skyline Fund, managed by IronBridge Capital Management, returned -6.91% versus the -2.29% return for the Russell 2500™ Index.

The IronBridge Horizon Fund, managed by IronBridge Capital Management, returned -4.08% versus the -2.08% return for the Russell 2000® Index.

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, returned -2.90% versus the -3.12% return for the Russell 1000® Index, since inception on March 30, 2012.

Outlook

In the near term, we expect volatility to remain relatively high in the equity markets. Longer term, we believe that higher-quality equities should provide the best relative returns to equity investors. We define “high quality” as those companies that have been winning the global competition for capital by allocating capital to higher return projects. Our Funds seek to diversify the source and structure of net cash receipts, and focus on where we believe we have an edge — picking stocks. We attempt to identify winners in the competition for capital and buy them at attractive entry points.

Thank you for your continued support of IronBridge Funds.

Sincerely,

John Davis

President

IronBridge Funds, Inc.

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Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index (Net).

The IronBridge Skyline Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Horizon Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the year ended June 30, 2012, the IronBridge Small Cap Fund trailed the benchmark, returning -3.92% (net of fees) compared with the Russell 2000® Index return of -2.08% for the same period.

The stock selection within Materials, Industrials, Consumer Discretionary and Health Care was a positive contributor to the relative return profile, while exposure among the Financials, Information Technology, Energy, Utilities and Consumer Staples names detracted from the Fund’s relative performance. The sector allocation added slightly to the Fund’s relative performance, primarily due to a small allocation to cash.

IronBridge Horizon Fund

For the year ended June 30, 2012, the IronBridge Horizon Fund trailed the benchmark, returning -4.08% (net of fees) compared with the Russell 2000® Index return of -2.08% for the same period.

The stock selection within Materials, Industrials, Consumer Discretionary and Health Care was a positive contributor to the relative return profile, while exposure among the Financials, Information Technology, Energy, Utilities and Consumer Staples names detracted from the Fund’s relative performance. The sector allocation added to the Fund’s relative performance, primarily due to a small allocation to cash.

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Report from IronBridge Capital Management, L.P. (continued)

IronBridge SMID Cap Fund

For the year ended June 30, 2012, the IronBridge SMID Cap Fund trailed the benchmark, returning -6.79% (net of fees) compared with the Russell 2500™ Index return of -2.29% for the same period.

The stock selection within Materials and Utilities was a positive contributor to the relative return profile, while exposure among the Energy, Information Technology, Industrials, Consumer Staples, Health Care, Financials and Consumer Discretionary detracted from the Fund’s relative performance. The sector allocation added to the Fund’s relative performance, driven primarily by the Fund’s overweight to Utilities and Health Care and underweights to Telecommunication Services and Energy, as well as, the small allocation to cash.

IronBridge Skyline Fund

For the year ended June 30, 2012, the IronBridge Skyline Fund trailed the benchmark, returning -6.91% (net of fees) compared with the Russell 2500™ Index return of -2.29% for the same period.

The stock selection within Materials and Utilities was a positive contributor to the relative return profile, while exposure among the Energy, Information Technology, Industrials, Consumer Staples, Health Care, Financials and Consumer Discretionary detracted from the Fund’s relative performance. The sector allocation added to the Fund’s relative performance, driven primarily by the Fund’s overweight to Utilities and Health Care and underweights to Telecommunication Services and Energy, as well as, the small allocation to cash.

IronBridge Large Cap Fund

Since inception (March 30, 2012) through June 30, 2012, the IronBridge Large Cap Fund outperformed the benchmark, returning -2.90% (net of fees) compared with the Russell 1000® Index return of -3.12% for the same period.

Stock selection and sector allocation were positive. Our stock selection was positive among the Fund’s Consumer Staples, Consumer Discretionary, Materials, Health Care, Telecommunication Services and Energy holdings. Stock selection was weaker across the Information Technology, Industrials, Financials and Utilities holdings. The sector allocation added to the Fund’s relative performance, driven primarily by the small allocation to cash and the Fund’s overweight to Health Care and underweight to Information Technology.

IronBridge Global Fund

For the year ended June 30, 2012, the IronBridge Global Fund trailed the benchmark, returning -6.27% (net of fees) compared with the MSCI World Index (Net) return of -4.98% for the same period.

The stock selection within Financials, Industrials, Consumer Discretionary, Energy, Consumer Staples and Materials was a positive contributor to the Fund’s relative return profile, while exposure among the Information Technology. Health Care, Telecommunication Services and Utilities names detracted from the Fund’s relative performance. The sector allocation added to the Fund’s relative performance, in part, due to the Fund’s overweight to Information Technology and the small allocation to cash.

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Market Review

We continue to believe that Europe and the U.S. must address entitlement, regulatory, and tax reform to restore long-term growth to their economies. China must continue to transition its economy from an export-driven one that is based on currency manipulation and labor exploitation to a more sustainable one based on domestic consumption, innovation, and productivity. While we believe these transitions are inevitable as part of the global rebalancing phase, we still do not know whether these countries will proceed in an orderly way with strong political leadership driving the transition, or in a disorderly way where financial crisis and social upheaval lead the transition.

Europe appears to be transitioning in a disorderly way at this time. Unfortunately, weaker European countries lack the political will to push through difficult reforms, so Germany has been letting those economies melt down in order to gain wide support for the European Fiscal Union that is a condition of Germany’s bail out money. Germany’s strategy seems to be to let economic crisis become the catalyst for reform. In the U.S., the “Fiscal Cliff,” which imposes a 1.5% to 5% contraction of the economy due to automatic tax increases and government cuts, is fast approaching its January 2nd deadline. The Cliff is associated with the Republicans’ and Democrats’ inability to resolve their fiscal differences. The strategy of the Republicans is to either win the White House and both houses of Congress and implement reforms, or if they lose, to let the fiscal cliff crisis be the catalyst for change. In China, reserve tightening done last year to rein in inflation has resulted in a significant slowdown in its economy. Currently, China is reversing this policy, which should add to global growth in the second half of 2012.

We believe such high political uncertainty everywhere is a headwind threatening economic growth. Global monetary authorities have responded to lack of growth with shots of stimulus via various versions of quantitative easing. When they stimulate, it’s “Risk on!”; correlations increase while stock dispersion decreases and low quality stocks lead as they catch up to wealth creating higher-quality names; when they stop, it’s “Risk off!”. We think it is possible that three years of government intervention into literally all markets may have “distorted prices from their fundamentals” whereby low quality companies are overvalued relative to high quality companies. When politicians and the macroeconomic factors dominate the market, market inefficiencies increase (seen through lower dispersion) and so do opportunities.

Obviously, no one knows what comes next in the world of politics, which is driving markets these days; however, it seems to us a portfolio of equities managed by skilled stewards of capital who allocate capital into products and services that make the world a better place and who are able to adapt to ever-changing markets should represent a pretty good bet.

Portfolio Outlook

As experienced, active managers, we believe that markets are not efficient in the short term. Liquidity, fear, greed, financial innovation, tax, and regulatory related booms and busts, misinformation, accounting imperfections, widely adopted flawed risk models, index creation, index rebalancing, or government intervention can all contribute to individual stocks as well as asset classes being divorced from long term fundamentals for various periods of time — sometimes uncomfortably long periods of time.

Shorter-term market inefficiency can lead to opportunity for those with long-term horizons. Markets are complex, dynamic, adaptive systems that behave more in line with evolutionary

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Report from IronBridge Capital Management, L.P. (continued)

theory over the long-term rather than the laws of physics which, unfortunately, often dominate the short-term. In fact, positive and negative feedback loops that are associated with physics laws are a big part of what drives temporary, unsustainable departures of prices from fundamentals. Recent examples of price departures from long-term fundamentals include: house prices and housing related stocks, the NASDAQ Composite and tech related stocks. There are lots of technical and psychological reasons why stocks and markets deviate from fundamentals over shorter periods of time that support our belief that markets are not inherently efficient and therefore can be exploited for excess return over the long term. This may be one of those times. Currently, 10 year U.S. Treasuries yield approximately 1.60%.

At today’s prices, we believe the odds favor equity investors who have a 10-year time horizon. More than likely, the extreme fear and uncertainty associated with a lack of political leadership on the important issues that affect the proper functioning of economies and capital markets is driving irrational short-term behavior into the “safety” and liquidity of U.S. Treasuries and out of the “risk” of equities. Obviously, no one knows what comes next in the world of politics, which is driving markets these days.

We feel very good about the companies we own and their ability to create value no matter what the future macro environment holds. We also know exactly why we don’t own what we don’t own. We have observed there are a lot of low-quality, illiquid, highly-leveraged companies selling at what we believe to be irrationally high prices, whose prices may be temporarily benefitting from positive feedback loops associated with government intervention and/or massive ETF proliferation and creation. We remain confident that, as the world eventually emerges from the global rebalancing phase, and when politics and macroeconomic uncertainty begin to settle down and company specific drivers re-emerge, IronBridge should be in a solid position as we seek to continue to deliver long-term absolute and excess return for our clients. In the meantime, IronBridge continues to invest in talented people and proprietary tools in order to ensure our portfolios own what we view as the best-managed companies offering the most attractive payoff structures and that are the most likely to beat current expectations.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

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Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell 2500 Index is an unmanaged index that is designed to measure the small to mid cap segment of the U.S. equity universe.

The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the net equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

NASDAQ Composite is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. Since both U.S. and non-U.S. companies are listed on the NASDAQ stock market, the index is not exclusively a U.S. index.

You cannot invest directly in an index.

Correlation in investment terms is the extent to which the values of different securities move in tandem with one another in response to changing economic and market conditions.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds

June 30, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 — 6/30/12).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 06/30/2012	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,076.80	1.07%	$5.52
Hypothetical 5% Return	$1,000.00	$1,019.54	1.07%	$5.37
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,044.30	0.92%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.29	0.92%	$4.61
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,063.70	1.00%	$5.13
Hypothetical 5% Return	$1,000.00	$1,019.89	1.00%	$5.02
IronBridge Skyline Fund
Actual Fund Return	$1,000.00	$1,040.70	1.00%	$5.07
Hypothetical 5% Return	$1,000.00	$1,019.89	1.00%	$5.02
IronBridge Horizon Fund
Actual Fund Return	$1,000.00	$1,075.60	1.10%	$5.68
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE 06/30/2012	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Large Cap Fund
Actual Fund Return*	$1,000.00	$971.00	0.80%	$1.92
Hypothetical 5% Return**	$1,000.00	$1,020.89	0.80%	$4.02

* Actual expense is equal to the IronBridge Large Cap Fund’s annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 89/366 to reflect the most recent fiscal period end since the IronBridge Large Cap Fund commenced operations on March 30, 2012.

**Hypothetical expenses are equal to the Funds’ annualized expense ratio of 0.80% multiplied by the average account value over the period commencing January 1, 2012, multiplied by 182/366 to reflect information had the IronBridge Large Cap Fund and been in operation for the entire fiscal half year.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/12	Fund	Index

One Year	(3.92)%	(2.08)%

Five Year Average Annual	1.25	0.54

Since Commencement Average Annual	10.24	8.95

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/12	Fund	Index

One Year	(6.79)%	(2.29)%

Five Year Average Annual	0.67	1.18

Since Commencement Average Annual	4.62	5.05

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/12	Fund	Index

One Year	(6.27)%	(4.98)%

Since Commencement Average Annual	4.72	5.22

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge Skyline Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/10/10 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 6/30/12	Fund	Index

One Year	(6.91)%	(2.29)%

Since Commencement Average Annual	1.18	4.51

This chart assumes an initial gross investment of $100,000 made on 12/10/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge Horizon Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/10/10 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 6/30/12	Fund	Index

One Year	(4.08)%	(2.08)%

Since Commencement Average Annual	2.58	3.21

This chart assumes an initial gross investment of $100,000 made on 12/10/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 06/30/12	Fund	Index

Since Commencement	(2.90)%	(3.12)%

This chart assumes an initial gross investment of $100,000 made on 3/30/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825- 2100.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2012

COMMON STOCKS (98.7%)
	Number of Shares	Value
AEROSPACE & DEFENSE (4.2%)
Esterline Technologies Corp. (a)	85,255	$5,315,649
Moog, Inc. - Class A (a)	89,013	3,680,688
Orbital Sciences Corp. (a)	216,580	2,798,214
Triumph Group, Inc.	85,242	4,796,567
		16,591,118

AUTO COMPONENTS (0.5%)
Modine Manufacturing Co. (a)	300,808	2,084,599

BIOTECHNOLOGY (1.8%)
Cepheid, Inc. (a)	118,319	5,294,775
Cubist Pharmaceuticals, Inc. (a)	51,495	1,952,176
		7,246,951

BUILDING PRODUCTS (1.6%)
A.O. Smith	81,041	3,962,094
Universal Forest Products, Inc.	57,471	2,240,220
		6,202,314

CAPITAL MARKETS (3.5%)
Fifth Street Finance Corp.	289,334	2,887,553
KKR Financial Holdings LLC	370,105	3,153,295
Stifel Financial Corp. (a)	134,960	4,170,264
Waddell & Reed Financial, Inc. - Class A	116,449	3,526,076
		13,737,188

CHEMICALS (6.0%)
Cabot Corp.	114,667	4,666,947
FMC Corp.	103,192	5,518,708
Methanex Corp.	145,017	4,037,273
Minerals Technologies, Inc.	37,932	2,419,303

	Number of Shares	Value
NewMarket Corp.	32,200	$6,974,520
		23,616,751

COMMERCIAL BANKS (6.6%)
Columbia Banking System, Inc.	230,002	4,328,638
Cullen/Frost Bankers, Inc.	130,357	7,494,224
IBERIABANK Corp.	100,030	5,046,513
National Penn Bancshares, Inc.	607,315	5,812,004
TCF Financial Corp.	299,876	3,442,576
		26,123,955

COMMUNICATIONS EQUIPMENT (1.5%)
Aruba Networks, Inc. (a)	131,509	1,979,211
Polycom, Inc. (a)	178,672	1,879,629
Riverbed Technology, Inc. (a)	130,518	2,107,866
		5,966,706

CONSTRUCTION & ENGINEERING (0.4%)
MasTec, Inc. (a)	119,642	1,799,416

CONSUMER FINANCE (0.6%)
EZCORP, Inc. - Class A (a)	108,510	2,545,645

CONTAINERS & PACKAGING (1.1%)
AptarGroup, Inc.	82,348	4,203,865

DIVERSIFIED CONSUMER SERVICES (1.4%)
Coinstar, Inc. (a)	49,828	3,421,191
K12, Inc. (a)	91,750	2,137,775
		5,558,966

DIVERSIFIED FINANCIAL SERVICES (0.3%)
PICO Holdings, Inc. (a)	48,179	1,079,691

ELECTRIC UTILITIES (1.7%)
El Paso Electric Co.	132,951	4,408,655
ITC Holdings Corp.	36,528	2,517,145
		6,925,800

P / 16

	Number of Shares	Value
ELECTRICAL EQUIPMENT (1.3%)
EnerSys (a)	96,080	$3,369,526
GrafTech International Ltd. (a)	180,171	1,738,650
		5,108,176

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS (4.5%)
IPG Photonics Corp. (a)	31,561	1,375,744
Littelfuse, Inc.	74,641	4,246,327
National Instruments Corp.	112,826	3,030,506
ScanSource, Inc. (a)	108,320	3,318,925
SYNNEX Corp. (a)	104,296	3,597,169
Trimble Navigation Ltd. (a)	53,036	2,440,186
		18,008,857

ENERGY EQUIPMENT & SERVICES (3.2%)
Atwood Oceanics, Inc. (a)	115,465	4,369,196
Superior Energy Services, Inc. (a)	207,629	4,200,335
Unit Corp. (a)	106,311	3,921,813
		12,491,344

FOOD & STAPLES RETAILING (0.6%)
The Fresh Market, Inc. (a)	46,482	2,492,830

FOOD PRODUCTS (1.0%)
Ingredion, Inc.	79,640	3,943,773

GAS UTILITIES (1.1%)
UGI Corp.	149,822	4,409,261

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Hill-Rom Holdings, Inc.	82,236	2,536,981
Neogen Corp. (a)	42,491	1,963,084
Sirona Dental Systems, Inc. (a)	59,360	2,671,793
		7,171,858

HEALTH CARE PROVIDERS & SERVICES (6.4%)
Accretive Health, Inc. (a)	83,730	917,681

	Number of Shares	Value
HMS Holding Corp. (a)	144,420	$4,810,630
LifePoint Hospitals, Inc. (a)	142,190	5,826,946
MWI Veterinary Supply, Inc. (a)	47,570	4,888,769
Owens & Minor, Inc.	286,043	8,761,497
		25,205,523

HEALTH CARE TECHNOLOGY (1.2%)
athenahealth, Inc. (a)	60,010	4,750,992

HOTELS, RESTAURANTS & LEISURE (1.6%)
Biglari Holdings, Inc. (a)	3,595	1,389,072
Buffalo Wild Wings, Inc. (a)	55,197	4,782,268
		6,171,340

HOUSEHOLD DURABLES (1.0%)
Tupperware Brands Corp.	73,300	4,013,908

INFORMATION TECHNOLOGY SERVICES (1.7%)
Jack Henry & Associates, Inc.	96,255	3,322,723
Syntel, Inc.	58,620	3,558,234
		6,880,957

INSURANCE (4.2%)
Alleghany Corp. (a)	20,106	6,831,014
American Financial Group, Inc.	143,037	5,611,342
Argo Group International Holdings Ltd.	61,264	1,793,197
Stewart Information Services Corp.	147,681	2,266,903
		16,502,456

INTERNET SOFTWARE & SERVICES (0.5%)
Ancestry.com, Inc. (a)	71,910	1,979,682

LEISURE EQUIPMENT & PRODUCTS (0.5%)
LeapFrog Enterprises, Inc. (a)	192,374	1,973,757

P / 17

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

continued

	Number of Shares	Value
LIFE SCIENCES TOOLS & SERVICES (1.8%)
Bruker Corp. (a)	282,063	$3,754,259
Luminex Corp. (a)	133,562	3,270,933
		7,025,192

MACHINERY (6.3%)
IDEX Corp.	59,393	2,315,139
Kennametal, Inc.	94,122	3,120,144
Lincoln Electric Holdings, Inc.	122,130	5,348,073
Robbins & Myers, Inc.	87,580	3,662,595
Snap-on, Inc.	49,180	3,061,455
Valmont Industries, Inc.	45,794	5,539,700
Westport Innovations, Inc. (a)	53,126	1,952,381
		24,999,487

MARINE (1.1%)
Alexander & Baldwin Holdings, Inc.	82,104	4,372,038

METALS & MINING (0.9%)
Carpenter Technology Corp.	74,729	3,575,035

MULTILINE RETAIL (0.7%)
Fred’s, Inc. - Class A	187,393	2,865,239

MULTI-UTILITIES (0.8%)
Black Hills Corp.	94,387	3,036,430

OIL, GAS & CONSUMABLE FUELS (2.6%)
Berry Petroleum Co. - Class A	58,000	2,300,280
Bill Barrett Corp. (a)	89,438	1,915,762
Swift Energy Co. (a)	116,312	2,164,566
World Fuel Services Corp.	102,600	3,901,878
		10,282,486

PHARMACEUTICALS (0.5%)
Nektar Therapeutics (a)	242,721	1,958,758

	Number of Shares	Value
REAL ESTATE INVESTMENT TRUSTS (7.3%)
Alexandria Real Estate Equities, Inc.	59,190	$4,304,297
Corporate Office Properties Trust	193,071	4,539,099
EastGroup Properties, Inc.	59,538	3,173,375
Mid-America Apartment Communities, Inc.	139,015	9,486,384
Potlatch Corp.	91,033	2,907,594
Redwood Trust, Inc.	346,125	4,319,640
		28,730,389

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Cypress Semiconductor Corp.	274,122	3,623,893
International Rectifier Corp. (a)	125,099	2,500,729
OmniVision Technologies, Inc. (a)	68,370	913,423
Semtech Corp. (a)	107,339	2,610,485
Skyworks Solutions, Inc. (a)	83,630	2,288,953
		11,937,483

SOFTWARE (3.2%)
Informatica Corp. (a)	40,231	1,704,185
Parametric Technology Corp. (a)	298,052	6,247,170
SolarWinds, Inc. (a)	52,670	2,294,305
TIBCO Software, Inc. (a)	79,930	2,391,506
		12,637,166

SPECIALTY RETAIL (2.9%)
Cabela’s, Inc. (a)	61,956	2,342,556
The Buckle, Inc.	51,072	2,020,919
Tractor Supply Co.	85,028	7,062,426
		11,425,901

P / 18

	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS (3.1%)
Deckers Outdoor Corp. (a)	75,841	$3,337,762
Under Armour, Inc. - Class A (a)	42,364	4,002,551
Wolverine World Wide, Inc.	122,732	4,759,547
		12,099,860

THRIFTS & MORTGAGE FINANCE (1.1%)
Provident Financial Services, Inc.	293,124	4,499,453

TRADING COMPANIES & DISTRIBUTORS (1.6%)
Applied Industrial Technologies, Inc.	112,216	4,135,159
GATX Corp.	57,779	2,224,492
		6,359,651

TOTAL COMMON STOCKS
(Cost $312,379,035)		$390,592,247

SHORT-TERM INVESTMENTS (1.3%)
	Number of Shares	Value
MONEY MARKET (1.3%)
STIT - Liquid Assets Portfolio	5,104,098	$5,104,098

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,104,098)		$5,104,098

TOTAL INVESTMENTS (100.0%)
(Cost $317,483,133)		$395,696,345

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)		83,426

TOTAL NET ASSETS (100.0%)		$395,779,771

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Financials	23.6%
Industrials	16.5%
Information Technology	14.5%
Health Care	13.5%
Consumer Discretionary	11.7%
Materials	7.9%
Energy	5.8%
Utilities	3.6%
Consumer Staples	1.6%
TOTAL COMMON STOCKS	98.7%
TOTAL SHORT-TERM INVESTMENTS	1.3%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P / 19

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2012

COMMON STOCKS (81.2%)
	Number of Shares	Value
AEROSPACE & DEFENSE (1.0%)
Esterline Technologies Corp. (a)	129,863	$8,096,958

AUTO COMPONENTS (0.9%)
BorgWarner, Inc. (a)	109,106	7,156,262

BIOTECHNOLOGY (2.2%)
Alexion Pharmaceuticals, Inc. (a)	65,527	6,506,831
Cepheid, Inc. (a)	185,101	8,283,270
Cubist Pharmaceuticals, Inc. (a)	87,221	3,306,548
		18,096,649

CAPITAL MARKETS (2.5%)
Affiliated Managers Group, Inc. (a)	97,583	10,680,459
KKR Financial Holdings LLC	461,350	3,930,702
Waddell & Reed Financial, Inc. - Class A	184,095	5,574,397
		20,185,558

CHEMICALS (4.1%)
Albemarle Corp.	98,300	5,862,612
Cabot Corp.	148,332	6,037,112
FMC Corp.	170,533	9,120,105
Methanex Corp.	236,984	6,597,634
NewMarket Corp.	29,908	6,478,073
		34,095,536

COMMERCIAL BANKS (5.2%)
City National Corp.	135,265	6,571,174
Cullen/Frost Bankers, Inc.	211,588	12,164,194
Fifth Third Bancorp	567,245	7,601,083
First Niagara Financial Group, Inc.	739,545	5,657,519
IBERIABANK Corp.	220,829	11,140,823
		43,134,793

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Stericycle, Inc. (a)	70,689	$6,480,061

COMMUNICATIONS EQUIPMENT (0.8%)
Aruba Networks, Inc. (a)	221,406	3,332,160
Riverbed Technology, Inc. (a)	225,205	3,637,061
		6,969,221

CONTAINERS & PACKAGING (1.5%)
Crown Holdings, Inc. (a)	224,300	7,736,107
Rock-Tenn Co. - Class A	81,525	4,447,189
		12,183,296

DIVERSIFIED CONSUMER SERVICES (0.7%)
Coinstar, Inc. (a)	78,223	5,370,791

ELECTRIC UTILITIES (1.1%)
ITC Holdings Corp.	132,016	9,097,222

ELECTRICAL EQUIPMENT (2.8%)
AMETEK, Inc.	165,385	8,254,366
EnerSys (a)	167,716	5,881,800
GrafTech International Ltd. (a)	290,762	2,805,853
Regal-Beloit Corp.	98,784	6,150,292
		23,092,311

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS (4.5%)
Amphenol Corp. - Class A	161,330	8,860,244
Avnet, Inc. (a)	253,645	7,827,485
FEI Co.	162,081	7,753,955
Jabil Circuit, Inc.	294,261	5,982,326
Trimble Navigation Ltd. (a)	146,511	6,740,971
		37,164,981

ENERGY EQUIPMENT & SERVICES (2.3%)
Atwood Oceanics, Inc. (a)	151,670	5,739,193

P / 20

	Number of Shares	Value
Helmerich & Payne, Inc.	127,342	$5,536,830
Oil States International, Inc.	119,376	7,902,691
		19,178,714

FOOD PRODUCTS (1.8%)
Ingredion, Inc.	147,115	7,285,135
The J.M. Smucker Company	99,668	7,526,927
		14,812,062

GAS UTILITIES (2.4%)
Questar Corp.	466,021	9,721,198
UGI Corp.	355,653	10,466,868
		20,188,066

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Edwards Lifesciences Corp. (a)	60,310	6,230,023
ResMed, Inc. (a)	172,870	5,393,544
Sirona Dental Systems, Inc. (a)	102,176	4,598,942
		16,222,509

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Accretive Health, Inc. (a)	154,993	1,698,723
Coventry Health Care, Inc.	141,269	4,490,942
Owens & Minor, Inc.	227,633	6,972,399
Universal Healthcare Services, Inc. - Class B	131,872	5,691,596
		18,853,660

HEALTH CARE TECHNOLOGY (0.6%)
Cerner Corp. (a)	56,743	4,690,376

HOTELS, RESTAURANTS & LEISURE (1.5%)
Darden Restaurants, Inc.	168,541	8,533,231
Panera Bread Co. - Class A (a)	27,952	3,897,627
		12,430,858

	Number of Shares	Value
HOUSEHOLD DURABLES (2.9%)
Leggett & Platt, Inc.	197,046	$4,163,582
NVR, Inc. (a)	8,809	7,487,650
Tempur-Pedic International, Inc. (a)	68,650	1,605,724
Tupperware Brands Corp.	201,609	11,040,109
		24,297,065

INFORMATION TECHNOLOGY SERVICES (1.7%)
MAXIMUS, Inc.	15,231	788,204
Syntel, Inc.	99,548	6,042,564
Teradata Corp. (a)	101,159	7,284,459
		14,115,227

INSURANCE (3.7%)
Alleghany Corp. (a)	23,767	8,074,838
American Financial Group, Inc.	222,826	8,741,464
Markel Corp. (a)	20,953	9,254,940
RLI Corp.	70,372	4,799,371
		30,870,613

INTERNET SOFTWARE & SERVICES (1.0%)
Ancestry.com, Inc. (a)	86,079	2,369,755
Open Text Corp. (a)	110,032	5,490,597
		7,860,352

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Illumina, Inc. (a)	139,548	5,636,344
Luminex Corp. (a)	235,474	5,766,758
		11,403,102

MACHINERY (4.4%)
Dover Corp.	201,985	10,828,416
Gardner Denver, Inc.	118,675	6,279,094
Kennametal, Inc.	169,724	5,626,351
Nordson Corp.	121,170	6,214,809
Timken Co.	168,895	7,733,702
		36,682,372

MARINE (1.2%)
Alexander & Baldwin Holdings, Inc. (a)	179,589	9,563,114

P / 21

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

continued

	Number of Shares	Value
METALS & MINING (1.6%)
Compass Minerals International, Inc.	101,369	$7,732,427
Reliance Steel & Aluminum Co.	105,916	5,348,758
		13,081,185

MULTI-UTILITIES (1.4%)
OGE Energy Corp.	220,668	11,428,396

OIL, GAS & CONSUMABLE FUELS (1.7%)
Bill Barrett Corp. (a)	128,467	2,751,763
QEP Resources, Inc.	157,628	4,724,111
Whiting Petroleum Corp. (a)	167,777	6,898,990
		14,374,864

PAPER & FOREST PRODUCTS (1.0%)
Buckeye Technologies, Inc.	104,910	2,988,886
Louisiana-Pacific Corp. (a)	459,018	4,994,116
		7,983,002

PERSONAL PRODUCTS (0.4%)
Herbalife Ltd.	72,449	3,501,460

PHARMACEUTICALS (1.3%)
Perrigo Co.	48,176	5,681,396
Watson Pharmaceuticals, Inc. (a)	69,458	5,139,197
		10,820,593

REAL ESTATE INVESTMENT TRUSTS (5.7%)
Digital Realty Trust, Inc.	91,312	6,854,792
Essex Property Trust, Inc.	93,707	14,423,381
Federal Realty Investment Trust	111,817	11,639,032
Rayonier, Inc.	322,520	14,481,148
		47,398,353

	Number of Shares	Value
ROAD & RAIL (0.6%)
Genesee & Wyoming, Inc. (a)	100,727	$5,322,415

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Cypress Semiconductor Corp.	468,253	6,190,305
Maxim Integrated Products, Inc.	255,541	6,552,071
		12,742,376

SOFTWARE (2.5%)
FactSet Research Systems, Inc.	59,109	5,493,591
Informatica Corp. (a)	75,968	3,218,005
Red Hat, Inc. (a)	100,703	5,687,705
TIBCO Software, Inc. (a)	201,847	6,039,262
		20,438,563

SPECIALTY RETAIL (2.2%)
Cabela’s, Inc. (a)	139,390	5,270,336
O’Reilly Automotive, Inc. (a)	60,105	5,034,996
Ross Stores, Inc.	131,127	8,191,503
		18,496,835

TEXTILES, APPAREL & LUXURY GOODS (3.0%)
Deckers Outdoor Corp. (a)	55,842	2,457,606
Lululemon Athletica, Inc. (a)	71,857	4,284,833
PVH Corp.	72,290	5,623,439
Under Armour, Inc. - Class A (a)	72,887	6,886,364
Wolverine World Wide, Inc.	140,319	5,441,571
		24,693,813

THRIFTS & MORTGAGE FINANCE (0.1%)
Northwest Bancshares, Inc.	34,400	402,824

P / 22

	Number of Shares	Value
Provident Financial Services, Inc.	20,350	$312,372
		715,196

TRADING COMPANIES & DISTRIBUTORS (0.9%)
GATX Corp.	182,788	7,037,338

TOTAL COMMON STOCKS
(Cost $563,136,665)		$670,326,118

SHORT-TERM INVESTMENTS (0.3%)
	Number of Shares	Value
MONEY MARKET (0.3%)
STIT - Liquid Assets Portfolio	2,904,828	$2,904,828

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,904,828)		$2,904,828

TOTAL INVESTMENTS (81.5%)
(Cost $566,041,493)		$673,230,946

OTHER ASSETS IN EXCESS OF LIABILITIES (18.5%)		152,493,447

TOTAL NET ASSETS (100.0%)		$825,724,393

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Financials	17.2%
Information Technology	12.0%
Industrials	11.7%
Consumer Discretionary	11.2%
Health Care	9.7%
Materials	8.2%
Utilities	4.9%
Energy	4.1%
Consumer Staples	2.2%
TOTAL COMMON STOCKS	81.2%
TOTAL SHORT-TERM INVESTMENTS	0.3%
TOTAL INVESTMENTS	81.5%
OTHER ASSETS IN EXCESS OF LIABILITIES	18.5%
TOTAL NET ASSETS	100.0%

P / 23

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2012

COMMON STOCKS (98.9%)
	Number of Shares	Value
BELGIUM (2.5%)
Anheuser-Busch InBev NV	5,380	$424,167

CANADA (8.1%)
Barrick Gold Corp.	3,435	129,053
Brookfield Asset Management, Inc. - Class A	10,753	355,923
Lululemon Athletica, Inc. (a)	1,836	109,481
Potash Corp. of Saskatchewan, Inc.	5,414	236,538
TELUS Corp.	390	23,421
TELUS Corp. Non Vote	5,020	293,725
The Toronto-Dominion Bank	2,629	205,755
		1,353,896

FINLAND (1.1%)
Fortum Oyj	9,365	177,846

FRANCE (4.0%)
Cie Generale d’Optique Essilor International SA	1,853	172,144
LVMH Moet Hennessy Louis Vuitton SA	1,800	273,942
Schneider Electric SA	3,945	219,278
		665,364

GERMANY (5.5%)
BASF SE	3,986	277,165
Bayer AG	4,301	309,928
Linde AG	2,149	334,687
		921,780

IRELAND (1.4%)
Shire PLC	8,312	239,135

JAPAN (8.4%)
Bridgestone Corp.	10,600	243,419
Canon, Inc.	4,920	196,360
Hitachi Ltd.	57,500	354,536

	Number of Shares	Value
Seven & I Holdings Co. Ltd.	12,900	$388,875
SMC Corp.	1,300	225,391
		1,408,581

SWEDEN (1.8%)
Svenska Handelsbanken AB - Class A	9,194	302,260

SWITZERLAND (4.3%)
Nestle SA	11,977	714,762

UNITED KINGDOM (10.4%)
ARM Holdings PLC - ADR	8,225	195,673
BHP Billiton PLC	10,218	290,420
Centrica PLC	35,320	176,598
GlaxoSmithKline PLC	11,072	251,489
HSBC Holdings PLC	33,584	295,936
Kingfisher PLC	66,559	300,248
Standard Chartered PLC	11,170	242,653
		1,753,017

UNITED STATES (51.4%)
Amazon.com, Inc. (a)	1,094	249,815
Apple, Inc.	1,004	586,336
BorgWarner, Inc. (a)	3,263	214,020
Chubb Corp.	6,256	455,562
Costco Wholesale Corp.	4,916	467,020
Dover Corp.	4,295	230,255
EMC Corp. (a)	9,260	237,334
Exxon Mobil Corp.	7,486	640,577
Google, Inc. - Class A (a)	480	278,434
Helmerich & Payne, Inc.	3,535	153,702
JPMorgan Chase & Co.	7,145	255,291
McKesson Corp.	4,999	468,656
Microsoft Corp.	11,000	336,490
National Oilwell Varco, Inc.	3,908	251,832
NetApp, Inc. (a)	4,887	155,504
Occidental Petroleum Corp.	5,873	503,727
OGE Energy Corp.	4,805	248,851
Oracle Corp.	9,350	277,695

P / 24

	Number of Shares	Value
Precision Castparts Corp.	1,940	$319,111
T. Rowe Price Group, Inc.	4,167	262,354
QUALCOMM, Inc.	3,894	216,818
Stanley Black & Decker, Inc.	5,073	326,498
Stericycle, Inc. (a)	4,567	418,657
Union Pacific Corp.	3,053	364,253
WellPoint, Inc.	4,495	286,736
Wells Fargo & Co.	12,611	421,712
		8,627,240

TOTAL COMMON STOCKS
(Cost $15,049,808)		$16,588,048

SHORT-TERM INVESTMENTS (0.9%)
	Number of Shares	Value
MONEY MARKET (0.9%)
STIT - Liquid Assets Portfolio	154,628	$154,628

TOTAL SHORT-TERM INVESTMENTS
(Cost $154,628)		$154,628

TOTAL INVESTMENTS (99.8%)
(Cost $15,204,436)		$16,742,676

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		37,177

TOTAL NET ASSETS (100.0%)		$16,779,853

(a) Non-Income Producing.

ADR—American Depository Receipt

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Information Technology	16.9%
Financials	16.7%
Industrials	12.5%
Consumer Staples	12.0%
Health Care	10.3%
Energy	9.2%
Consumer Discretionary	8.3%
Materials	7.5%
Utilities	3.6%
Telecommunication Services	1.9%
TOTAL COMMON STOCKS	98.9%
TOTAL SHORT-TERM INVESTMENTS	0.9%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

P / 25

SCHEDULE OF INVESTMENTS

IronBridge Skyline Fund

June 30, 2012

COMMON STOCKS (99.2%)
	Number of Shares	Value
AEROSPACE & DEFENSE (1.3%)
Esterline Technologies Corp. (a)	14,204	$885,619

AUTO COMPONENTS (0.9%)
BorgWarner, Inc. (a)	9,165	601,132

BIOTECHNOLOGY (2.7%)
Alexion Pharmaceuticals, Inc. (a)	6,802	675,438
Cepheid, Inc. (a)	19,363	866,494
Cubist Pharmaceuticals, Inc. (a)	8,914	337,930
		1,879,862

CAPITAL MARKETS (3.0%)
Affiliated Managers Group, Inc. (a)	10,525	1,151,961
KKR Financial Holdings LLC	47,930	408,364
Waddell & Reed Financial, Inc. - Class A	19,229	582,254
		2,142,579

CHEMICALS (5.1%)
Albemarle Corp.	10,167	606,360
Cabot Corp.	15,561	633,333
FMC Corp.	18,920	1,011,841
Methanex Corp.	24,924	693,884
NewMarket Corp.	2,972	643,735
		3,589,153

COMMERCIAL BANKS (6.4%)
City National Corp.	14,060	683,035
Cullen/Frost Bankers, Inc.	22,794	1,310,427
Fifth Third Bancorp	63,287	848,046
First Niagara Financial Group, Inc.	94,610	723,767
IBERIABANK Corp.	18,245	920,460
		4,485,735

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Stericycle, Inc. (a)	7,705	$706,317

COMMUNICATIONS EQUIPMENT (1.0%)
Aruba Networks, Inc. (a)	21,297	320,520
Riverbed Technology, Inc. (a)	23,240	375,326
		695,846

CONTAINERS & PACKAGING (1.8%)
Crown Holdings, Inc. (a)	22,976	792,442
Rock-Tenn Co. - Class A	8,712	475,240
		1,267,682

DIVERSIFIED CONSUMER SERVICES (0.8%)
Coinstar, Inc. (a)	7,913	543,307

ELECTRIC UTILITIES (1.3%)
ITC Holdings Corp.	12,877	887,354

ELECTRICAL EQUIPMENT (3.4%)
AMETEK, Inc.	17,571	876,969
EnerSys (a)	17,280	606,010
GrafTech International Ltd. (a)	32,219	310,913
Regal-Beloit Corp.	9,727	605,603
		2,399,495

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS (5.5%)
Amphenol Corp. - Class A	16,638	913,759
Avnet, Inc. (a)	26,569	819,919
FEI Co.	16,986	812,610
Jabil Circuit, Inc.	31,941	649,361
Trimble Navigation Ltd. (a)	15,222	700,364
		3,896,013

ENERGY EQUIPMENT & SERVICES (2.8%)
Atwood Oceanics, Inc. (a)	15,815	598,441
Helmerich & Payne, Inc.	13,280	577,414

P / 26

	Number of Shares	Value
Oil States International, Inc. (a)	12,450	$824,190
		2,000,045

FOOD PRODUCTS (2.2%)
Ingredion, Inc.	15,766	780,732
The J.M. Smucker Company	10,480	791,450
		1,572,182

GAS UTILITIES (2.9%)
Questar Corp.	47,255	985,739
UGI Corp.	36,482	1,073,665
		2,059,404

HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
Edwards Lifesciences Corp. (a)	6,400	661,120
ResMed, Inc. (a)	17,950	560,040
Sirona Dental Systems, Inc. (a)	11,175	502,987
		1,724,147

HEALTH CARE PROVIDERS & SERVICES (2.8%)
Accretive Health, Inc. (a)	18,380	201,445
Coventry Health Care, Inc.	14,855	472,240
Owens & Minor, Inc.	24,509	750,711
Universal Healthcare Services, Inc. - Class B	13,237	571,309
		1,995,705

HEALTH CARE TECHNOLOGY (0.7%)
Cerner Corp. (a)	6,249	516,542

HOTELS, RESTAURANTS & LEISURE (1.9%)
Darden Restaurants, Inc.	17,811	901,771
Panera Bread Co. - Class A (a)	3,015	420,412
		1,322,183

HOUSEHOLD DURABLES (3.4%)
Leggett & Platt, Inc.	20,674	436,842
NVR, Inc. (a)	1,046	889,100

	Number of Shares	Value
Tempur-Pedic International, Inc. (a)	7,115	$166,420
Tupperware Brands Corp.	16,535	905,456
		2,397,818

INFORMATION TECHNOLOGY SERVICES (2.0%)
Syntel, Inc.	10,857	659,020
Teradata Corp. (a)	10,800	777,708
		1,436,728

INSURANCE (4.6%)
Alleghany Corp. (a)	2,492	846,657
American Financial Group, Inc.	23,906	937,832
Markel Corp. (a)	2,212	977,041
RLI Corp.	7,341	500,656
		3,262,186

INTERNET SOFTWARE & SERVICES (1.2%)
Ancestry.com, Inc. (a)	9,445	260,021
Open Text Corp. (a)	11,685	583,082
		843,103

LIFE SCIENCES TOOLS & SERVICES (1.7%)
Illumina, Inc. (a)	14,601	589,734
Luminex Corp. (a)	24,443	598,609
		1,188,343

MACHINERY (5.3%)
Dover Corp.	19,144	1,026,309
Gardner Denver, Inc.	12,544	663,703
Kennametal, Inc.	17,903	593,484
Nordson Corp.	12,216	626,559
Timken Co.	17,550	803,615
		3,713,670

MARINE (1.5%)
Alexander & Baldwin Holdings, Inc.	19,201	1,022,453

METALS & MINING (2.0%)
Compass Minerals International, Inc.	10,542	804,144

P / 27

SCHEDULE OF INVESTMENTS

IronBridge Skyline Fund

continued

	Number of Shares	Value
Reliance Steel & Aluminum Co.	11,413	$576,357
		1,380,501

MULTI-UTILITIES (1.5%)
OGE Energy Corp.	21,090	1,092,251

OIL, GAS & CONSUMABLE FUELS (2.1%)
Bill Barrett Corp. (a)	13,275	284,350
QEP Resources, Inc.	16,354	490,129
Whiting Petroleum Corp. (a)	17,435	716,927
		1,491,406

PAPER & FOREST PRODUCTS (1.5%)
Buckeye Technologies, Inc.	16,835	479,629
Louisiana-Pacific Corp. (a)	55,565	604,547
		1,084,176

PERSONAL PRODUCTS (0.5%)
Herbalife Ltd.	7,490	361,992

PHARMACEUTICALS (1.6%)
Perrigo Co.	5,160	608,519
Watson Pharmaceuticals, Inc. (a)	7,216	533,912
		1,142,431

REAL ESTATE INVESTMENT TRUSTS (6.7%)
Digital Realty Trust, Inc.	10,761	807,828
Essex Property Trust, Inc.	10,020	1,542,279
Federal Realty Investment Trust	11,644	1,212,024
Rayonier, Inc.	25,247	1,133,590
		4,695,721

ROAD & RAIL (0.8%)
Genesee & Wyoming, Inc. (a)	10,468	553,129

	Number of Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Cypress Semiconductor Corp.	49,880	$659,414
Maxim Integrated Products, Inc.	32,730	839,197
		1,498,611

SOFTWARE (3.0%)
FactSet Research Systems, Inc.	6,225	578,552
Informatica Corp. (a)	7,618	322,698
Red Hat, Inc. (a)	10,695	604,054
TIBCO Software, Inc. (a)	20,705	619,494
		2,124,798

SPECIALTY RETAIL (2.9%)
Cabela’s, Inc. (a)	14,370	543,329
O’Reilly Automotive, Inc. (a)	6,215	520,631
Ross Stores, Inc.	15,995	999,207
		2,063,167

TEXTILES, APPAREL & LUXURY GOODS (3.8%)
Deckers Outdoor Corp. (a)	5,810	255,698
Lululemon Athletica, Inc. (a)	7,433	443,230
PVH Corp.	9,135	710,612
Under Armour, Inc. - Class A (a)	7,567	714,930
Wolverine World Wide, Inc.	14,272	553,468
		2,677,938

TRADING COMPANIES & DISTRIBUTORS (1.1%)
GATX Corp.	20,468	788,018

TOTAL COMMON STOCKS
(Cost $68,333,227)		$69,988,742

P / 28

SHORT-TERM INVESTMENTS (0.8%)
Number of Shares		Value

MONEY MARKET (0.8%)
STIT - Liquid Assets Portfolio	529,122	$529,122

TOTAL SHORT-TERM INVESTMENTS
(Cost $529,122)		$529,122

TOTAL INVESTMENTS (100.0%)
(Cost $68,862,349)		$70,517,864

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)		12,209

TOTAL NET ASSETS (100.0%)		$70,530,073

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Financials	20.7%
Information Technology	14.9%
Industrials	14.3%
Consumer Discretionary	13.6%
Health Care	12.0%
Materials	10.4%
Utilities	5.7%
Energy	4.9%
Consumer Staples	2.7%
TOTAL COMMON STOCKS	99.2%
TOTAL SHORT-TERM INVESTMENTS	0.8%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P / 29

SCHEDULE OF INVESTMENTS

IronBridge Horizon Fund

June 30, 2012

COMMON STOCKS (99.3%)
	Number of Shares	Value
AEROSPACE & DEFENSE (4.4%)
Esterline Technologies Corp. (a)	21,192	$1,321,322
Moog, Inc. - Class A (a)	25,625	1,059,594
Orbital Sciences Corp. (a)	54,674	706,388
Triumph Group, Inc.	21,490	1,209,242
		4,296,546

AUTO COMPONENTS (0.5%)
Modine Manufacturing Co. (a)	75,424	522,688

BIOTECHNOLOGY (1.8%)
Cepheid, Inc. (a)	28,218	1,262,755
Cubist Pharmaceuticals, Inc. (a)	12,756	483,580
		1,746,335

BUILDING PRODUCTS (1.7%)
A.O. Smith Corp.	18,766	917,469
Universal Forest Products, Inc.	19,116	745,142
		1,662,611

CAPITAL MARKETS (3.4%)
Fifth Street Finance Corp.	70,712	705,706
KKR Financial Holdings LLC	91,660	780,943
Stifel Financial Corp. (a)	34,086	1,053,257
Waddell & Reed Financial, Inc. - Class A	28,564	864,918
		3,404,824

CHEMICALS (5.6%)
Cabot Corp.	25,588	1,041,432
FMC Corp.	25,128	1,343,845
Methanex Corp.	33,831	941,855
Minerals Technologies, Inc.	9,456	603,104
NewMarket Corp.	7,511	1,626,884
		5,557,120

	Number of Shares	Value
COMMERCIAL BANKS (6.7%)
Columbia Banking System, Inc.	63,174	$1,188,935
Cullen/Frost Bankers, Inc.	32,651	1,877,106
IBERIABANK Corp.	25,584	1,290,713
National Penn Bancshares, Inc.	151,183	1,446,821
TCF Financial Corp.	74,504	855,306
		6,658,881

COMMUNICATIONS EQUIPMENT (1.5%)
Aruba Networks, Inc. (a)	32,148	483,828
Polycom, Inc. (a)	42,012	441,966
Riverbed Technology, Inc. (a)	32,476	524,488
		1,450,282

CONSTRUCTION & ENGINEERING (0.5%)
MasTec, Inc. (a)	31,068	467,263

CONSUMER FINANCE (0.6%)
EZCORP, Inc. - Class A (a)	26,960	632,482

CONTAINERS & PACKAGING (1.2%)
AptarGroup, Inc.	22,240	1,135,352

DIVERSIFIED CONSUMER SERVICES (1.5%)
Coinstar, Inc. (a)	12,495	857,907
K12, Inc. (a)	25,826	601,746
		1,459,653

DIVERSIFIED FINANCIAL SERVICES (0.3%)
PICO Holdings, Inc. (a)	11,655	261,189

ELECTRIC UTILITIES (1.7%)
El Paso Electric Co.	34,110	1,131,087
ITC Holdings Corp.	8,410	579,533
		1,710,620

ELECTRICAL EQUIPMENT (1.2%)
EnerSys (a)	22,230	779,606

P / 30

	Number of Shares	Value
GrafTech International Ltd. (a)	44,847	$432,774
		1,212,380

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS (4.3%)
IPG Photonics Corp. (a)	7,858	342,530
Littelfuse, Inc.	17,417	990,852
National Instruments Corp.	25,489	684,635
ScanSource, Inc. (a)	25,743	788,766
SYNNEX Corp. (a)	25,842	891,291
Trimble Navigation Ltd. (a)	12,681	583,453
		4,281,527

ENERGY EQUIPMENT & SERVICES (3.2%)
Atwood Oceanics, Inc. (a)	29,785	1,127,064
Superior Energy Services, Inc. (a)	48,408	979,294
Unit Corp. (a)	28,298	1,043,913
		3,150,271

FOOD & STAPLES RETAILING (0.6%)
The Fresh Market, Inc. (a)	11,361	609,290

FOOD PRODUCTS (1.0%)
Ingredion, Inc.	19,541	967,670

GAS UTILITIES (1.3%)
UGI Corp.	43,038	1,266,608

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Hill-Rom Holdings, Inc.	19,204	592,443
Neogen Corp. (a)	13,278	613,444
Sirona Dental Systems, Inc. (a)	14,783	665,383
		1,871,270

HEALTH CARE PROVIDERS & SERVICES (6.4%)
Accretive Health, Inc. (a)	26,430	289,673
HMS Holding Corp. (a)	37,590	1,252,123

	Number of Shares	Value
LifePoint Hospitals, Inc. (a)	36,166	$1,482,083
MWI Veterinary Supply, Inc. (a)	11,263	1,157,498
Owens & Minor, Inc.	71,249	2,182,356
		6,363,733

HEALTH CARE TECHNOLOGY (1.1%)
athenahealth, Inc. (a)	14,020	1,109,963

HOTELS, RESTAURANTS & LEISURE (1.6%)
Biglari Holdings, Inc. (a)	890	343,887
Buffalo Wild Wings, Inc. (a)	14,130	1,224,223
		1,568,110

HOUSEHOLD DURABLES (1.0%)
Tupperware Brands Corp.	17,913	980,916

INFORMATION TECHNOLOGY SERVICES (1.7%)
Jack Henry & Associates, Inc.	23,838	822,888
Syntel, Inc.	14,090	855,262
		1,678,150

INSURANCE (4.5%)
Alleghany Corp. (a)	5,834	1,982,101
American Financial Group, Inc.	34,607	1,357,632
Argo Group International Holdings Ltd.	13,980	409,195
Stewart Information Services Corp.	43,050	660,818
		4,409,746

INTERNET SOFTWARE & SERVICES (0.5%)
Ancestry.com, Inc. (a)	17,290	475,994

LEISURE EQUIPMENT & PRODUCTS (0.8%)
LeapFrog Enterprises, Inc. (a)	80,564	826,587

P / 31

SCHEDULE OF INVESTMENTS

IronBridge Horizon Fund

continued

	Number of Shares	Value
LIFE SCIENCES TOOLS & SERVICES (1.7%)
Bruker Corp. (a)	64,832	$862,914
Luminex Corp. (a)	33,800	827,762
		1,690,676

MACHINERY (6.0%)
IDEX Corp.	14,743	574,682
Kennametal, Inc.	20,482	678,978
Lincoln Electric Holdings, Inc.	28,496	1,247,841
Robbins & Myers, Inc.	20,640	863,165
Snap-on, Inc.	13,160	819,210
Valmont Industries, Inc.	10,685	1,292,564
Westport Innovations, Inc. (a)	13,057	479,845
		5,956,285

MARINE (1.2%)
Alexander & Baldwin Holdings, Inc.	22,060	1,174,695

METALS & MINING (1.0%)
Carpenter Technology Corp.	19,729	943,835

MULTILINE RETAIL (0.7%)
Fred’s, Inc. - Class A	46,171	705,955

MULTI-UTILITIES (0.7%)
Black Hills Corp.	22,692	730,002

OIL, GAS & CONSUMABLE FUELS (2.8%)
Berry Petroleum Co. - Class A	14,470	573,880
Bill Barrett Corp. (a)	23,207	497,094
Swift Energy Co. (a)	33,329	620,253
World Fuel Services Corp.	27,256	1,036,546
		2,727,773

PHARMACEUTICALS (0.5%)
Nektar Therapeutics (a)	54,833	442,502

	Number of Shares	Value
REAL ESTATE INVESTMENT TRUSTS (7.1%)
Alexandria Real Estate Equities, Inc.	14,575	$1,059,894
Corporate Office Properties Trust	47,428	1,115,032
EastGroup Properties, Inc.	14,860	792,038
Mid-America Apartment Communities, Inc.	34,643	2,364,038
Potlatch Corp.	20,366	650,490
Redwood Trust, Inc.	81,811	1,021,001
		7,002,493

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Cypress Semiconductor Corp.	81,833	1,081,832
International Rectifier Corp. (a)	30,894	617,571
OmniVision Technologies, Inc. (a)	25,870	345,623
Semtech Corp. (a)	26,577	646,353
Skyworks Solutions, Inc. (a)	21,044	575,974
		3,267,353

SOFTWARE (3.1%)
Informatica Corp. (a)	10,123	428,810
Parametric Technology Corp. (a)	72,442	1,518,384
SolarWinds, Inc. (a)	13,130	571,943
TIBCO Software, Inc. (a)	19,560	585,235
		3,104,372

SPECIALTY RETAIL (2.9%)
Cabela’s, Inc. (a)	15,580	589,080
The Buckle, Inc.	13,196	522,166
Tractor Supply Co.	21,172	1,758,546
		2,869,792

TEXTILES, APPAREL & LUXURY GOODS (3.1%)
Deckers Outdoor Corp. (a)	19,813	871,970

P / 32

	Number of Shares	Value
Under Armour, Inc. - Class A (a)	10,536	$995,441
Wolverine World Wide, Inc.	30,773	1,193,377
		3,060,788

THRIFTS & MORTGAGE FINANCE (1.1%)
Provident Financial Services, Inc.	72,998	1,120,519

TRADING COMPANIES & DISTRIBUTORS (1.6%)
Applied Industrial Technologies, Inc.	27,823	1,025,278
GATX Corp.	13,488	519,288
		1,544,566

TOTAL COMMON STOCKS
(Cost $96,842,431)		$98,079,667

SHORT-TERM INVESTMENTS (0.7%)
	Number of Shares	Value
MONEY MARKET (0.7%)
STIT - Liquid Assets Portfolio	655,504	$655,504

TOTAL SHORT-TERM INVESTMENTS
(Cost $655,504)		$655,504

TOTAL INVESTMENTS (100.0%)
(Cost $97,497,935)		$98,735,171

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(11,642)

TOTAL NET ASSETS (100.0%)		$98,723,529

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Financials	23.8%
Industrials	16.5%
Information Technology	14.4%
Health Care	13.4%
Consumer Discretionary	12.1%
Materials	7.7%
Energy	6.0%
Utilities	3.8%
Consumer Staples	1.6%
TOTAL COMMON STOCKS	99.3%
TOTAL SHORT-TERM INVESTMENTS	0.7%
TOTAL INVESTMENTS	100.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0%
TOTAL NET ASSETS	100.0%

P / 33

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2012

COMMON STOCKS (98.4%)
	Number of Shares	Value
AEROSPACE & DEFENSE (1.5%)
Precision Castparts Corp.	974	$160,213

AUTO COMPONENTS (1.0%)
Johnson Controls, Inc.	3,770	104,467

BEVERAGES (2.3%)
The Coca-Cola Co.	3,160	247,080

BIOTECHNOLOGY (2.1%)
Alexion Pharmaceuticals, Inc. (a)	1,005	99,797
Celgene Corp. (a)	1,940	124,470
		224,267

CAPITAL MARKETS (2.7%)
T. Rowe Price Group, Inc.	2,800	176,288
The Goldman Sachs Group, Inc.	1,164	111,581
		287,869

CHEMICALS (3.3%)
Agrium, Inc.	1,460	129,166
FMC Corp.	4,120	220,338
		349,504

COMMERICAL BANKS (2.4%)
Wells Fargo & Co.	7,785	260,330

COMMUNICATIONS EQUIPMENT (2.4%)
QUALCOMM, Inc.	3,740	208,243
Riverbed Technology, Inc. (a)	3,005	48,531
		256,774

COMPUTERS & PERIPHERALS (6.4%)
Apple, Inc.	815	475,960
EMC Corp. (a)	5,580	143,015
NetApp, Inc. (a)	1,960	62,367
		681,342

CONSUMER FINANCE (1.4%)
Capital One Financial Corp.	2,810	153,595

	Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES (2.6%)
JPMorgan Chase & Co.	7,660	$273,692

DIVERSIFIED TELECOMMUNICATION (3.0%)
Verizon Communications, Inc.	7,100	315,523

ELECTRICAL EQUIPMENT (1.2%)
Roper Industries, Inc.	1,250	123,225

ENERGY EQUIPMENT & SERVICES (2.5%)
National Oilwell Varco, Inc.	1,853	119,407
Schlumberger Ltd.	2,330	151,240
		270,647

FOOD & STAPLES RETAILING (4.8%)
Costco Wholesale Corp.	2,860	271,700
Wal-Mart Stores, Inc.	3,465	241,580
		513,280

FOOD PRODUCTS (1.6%)
Hormel Foods Corp.	5,610	170,656

GAS UTILITIES (1.4%)
UGI Corp.	5,040	148,327

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Edwards Lifesciences Corp. (a)	1,000	103,300
Intuitive Surgical, Inc. (a)	153	84,730
		188,030

HEALTH CARE PROVIDERS & SERVICES (3.3%)
McKesson Corp.	2,265	212,344
WellPoint, Inc.	2,140	136,511
		348,855

HEALTH CARE TECHNOLOGY (0.9%)
Cerner Corp. (a)	1,095	90,513

HOTELS, RESTAURANTS & LEISURE (3.0%)
Carnival Corp.	3,948	135,298
McDonald’s Corp.	2,025	179,273
		314,571

P / 34

	Number of Shares	Value
HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co.	1,380	$143,658

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
The AES Corp. (a)	10,260	131,636

INDUSTRIAL CONGLOMERATES (2.0%)
Danaher Corp.	4,011	208,893

INFORMATION TECHNOLOGY SERVICES (1.3%)
Cognizant Technology Solutions Corp. - Class A (a)	2,360	141,599

INSURANCE (3.5%)
The Chubb Corp.	2,980	217,003
Markel Corp. (a)	355	156,804
		373,807

INTERNET SOFTWARE & SERVICES (3.8%)
Amazon.com, Inc. (a)	704	160,758
Google, Inc. - Class A (a)	414	240,149
		400,907

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Illumina, Inc. (a)	1,520	61,393

MACHINERY (4.3%)
Dover Corp.	3,040	162,974
Gardner Denver, Inc.	2,005	106,085
Illinois Tool Works, Inc.	3,565	188,553
		457,612

MEDIA (2.6%)
The Walt Disney Co.	5,785	280,573

METALS & MINING (1.0%)
Nucor Corp.	2,900	109,910

OIL, GAS & CONSUMABLE FUELS (7.8%)
Chevron Corp.	3,715	391,933
Occidental Petroleum Corp.	3,275	280,897

	Number of Shares	Value
QEP Resources, Inc.	5,070	$151,948
		824,778

PHARMACEUTICALS (4.9%)
Allergan, Inc.	1,645	152,278
Merck & Co, Inc.	6,870	286,822
Watson Pharmaceuticals, Inc. (a)	1,071	79,243
		518,343

REAL ESTATE INVESTMENT TRUSTS (2.5%)
AvalonBay Communities, Inc.	795	112,477
Rayonier, Inc.	3,379	151,717
		264,194

ROAD & RAIL (1.4%)
Union Pacific Corp.	1,250	149,137

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Altera Corp.	2,875	97,290
Cypress Semiconductor Corp.	6,895	91,152
		188,442

SOFTWARE (2.9%)
Citrix Systems, Inc. (a)	1,390	116,677
Oracle Corp.	6,515	193,496
		310,173

SPECIALTY RETAIL (1.6%)
Lowe’s Cos., Inc.	6,095	173,342

TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Coach, Inc.	1,840	107,603
VF Corp.	950	126,778
		234,381

TOTAL COMMON STOCKS
(Cost $10,722,441)		$10,455,538

P / 35

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

continued

SHORT-TERM INVESTMENTS (2.3%)
	Number of Shares	Value
MONEY MARKET (2.3%)
STIT - Liquid Assets Portfolio	243,475	$243,475

TOTAL SHORT-TERM INVESTMENTS
(Cost $243,475)		$243,475

TOTAL INVESTMENTS (100.7%)
(Cost $10,965,916)		$10,699,013

LIABILITIES IN EXCESS OF OTHER ASSETS (0.7%)		(69,961)

TOTAL NET ASSETS (100.0%)		$10,629,052

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION

June 30, 2012

Sectors	Percentage
Information Technology	17.1%
Financials	15.2%
Health Care	13.5%
Consumer Discretionary	11.9%
Industrials	10.4%
Energy	10.3%
Consumer Staples	10.1%
Materials	4.3%
Telecommunication Services	3.0%
Utilities	2.6%
TOTAL COMMON STOCKS	98.4%
TOTAL SHORT-TERM INVESTMENTS	2.3%
TOTAL INVESTMENTS	100.7%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7%)
TOTAL NET ASSETS	100.0%

P / 36

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Statements of Assets and Liabilities

IronBridge Funds, Inc.

    June 30, 2012

	SMALL CAP FUND	SMID CAP FUND
ASSETS:
Investments at cost	$317,483,133	$566,041,493

Investments at value	$395,696,345	$673,230,946
Receivables
Interest and dividends	327,493	773,992
Fund shares sold	112,965	154,515,214
Investments sold	—	2,476,769
Due from Adviser	—	—
Prepaid expenses and other assets	45,837	71,565

Total assets	396,182,640	831,068,486

LIABILITIES:
Payables
Fund shares redeemed	30,673	946,340
Investments purchased	—	3,860,163
Due to Adviser	314,136	465,743
Custodian	4,416	12,803
Accrued expenses
Audit fees	17,479	17,483
Fund administration and accounting fees	15,670	20,123
Other expenses	20,495	21,438

Total liabilities	402,869	5,344,093

Net Assets	$395,779,771	$825,724,393

NET ASSETS CONSIST OF:
Paid in capital	$298,813,006	$712,031,720
Undistributed net investment income	344,247	1,201,783
Accumulated net realized gain	18,409,306	5,301,437
Unrealized appreciation (depreciation) on:
Investments	78,213,212	107,189,453
Foreign currency	—	—

Net Assets	$395,779,771	$825,724,393

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000	75,000,000
Issued and outstanding	22,235,289	68,717,304
Net Asset Value, Redemption Price and Offering Price Per Share	$17.80	$12.02

P / 38

GLOBAL FUND	SKYLINE FUND	HORIZON FUND	LARGE CAP FUND

$15,204,436	$68,862,349	$97,497,935	$10,965,916

$16,742,676	$70,517,864	$98,735,171	$10,699,013

75,498	78,951	81,311	15,981
—	—	—	—
—	—	—	29,308
—	—	—	6,026
3,704	8,433	12,939	846

16,821,878	70,605,248	98,829,421	10,751,174

—	—	—	—
—	—	—	94,445
4,209	41,114	71,064	—
3,213	1,024	1,495	1,968

19,519	17,508	17,503	10,722
9,542	10,454	10,931	7,796
5,542	5,075	4,899	7,191

42,025	75,175	105,892	122,122

$16,779,853	$70,530,073	$98,723,529	$10,629,052

$13,681,965	$62,704,434	$81,363,833	$9,080,030
137,723	129,616	8,858	17,600
1,421,934	6,040,508	16,113,602	1,798,325

1,538,240	1,655,515	1,237,236	(266,903)
(9)	—	—	—

$16,779,853	$70,530,073	$98,723,529	$10,629,052

50,000,000	50,000,000	50,000,000	50,000,000
2,010,013	7,869,036	10,054,655	1,094,972

$8.35	$8.96	$9.82	$9.71

The accompanying notes are an integral part of these financial statements.	P / 39

Statements of Operations

IronBridge Funds, Inc.

    For the Year Ended June 30, 2012

	SMALL CAP FUND	SMID CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$4,681,061	$8,845,580
Interest income	10,851	16,384

Total investment income	4,691,912	8,861,964

EXPENSES:
Investment advisory fees	4,050,551	6,054,753
Fund administration and accounting fees	96,192	126,528
Custody fees	27,241	74,105
Federal and state registration fees	25,997	30,943
Audit fees	24,847	24,765
Shareholder servicing fees	24,588	54,372
Legal fees	23,374	40,002
Directors' fees and related expenses	19,484	27,971
Reports to shareholders	5,542	44,665
Other	35,459	55,901

Total expenses before waiver and reimbursement	4,333,275	6,534,005
Waiver and reimbursement of expenses by Adviser	—	—

Net expenses	4,333,275	6,534,005

Net Investment Income	358,637	2,327,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	22,430,788	9,445,873
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(41,410,028)	(63,311,112)
Foreign currency transactions	—	—

Net Realized and Unrealized Loss on Investments	(18,979,240)	(53,865,239)

Net Decrease in Net Assets Resulting from Operations	$(18,620,603)	$(51,537,280)

(1) Net of foreign taxes withheld of $15,323, $23,541, $28,106, $2,294, $3,527 and $110 respectively.

(2) Commenced operations on March 30, 2012

P / 40

Global Fund	Skyline Fund	Horizon Fund	Large Cap(2) Fund

$341,825	$794,261	$1,128,641	$37,047
450	1,538	2,829	38

342,275	795,799	1,131,470	37,085

140,961	570,671	977,976	15,832
52,767	62,845	68,001	12,328
21,289	9,033	7,630	3,969
7,933	2,637	4,900	1,951
28,369	25,700	25,783	15,800
4,787	4,351	5,847	1,637
7,256	21,030	23,375	7,667
6,181	8,075	10,290	1,985
3,000	2,972	4,404	100
3,074	8,019	10,007	1,803

275,617	715,333	1,138,213	63,072

(109,781)	(81,253)	(62,441)	(43,587)

165,836	634,080	1,075,772	19,485

176,439	161,719	55,698	17,600

147,616	(1,827,950)	2,292,097	12,346
(7,405)	—	—	—

(1,494,859)	(3,356,116)	(6,408,067)	(266,903)
(11,779)	—	—	—

(1,366,427)	(5,184,066)	(4,115,970)	(254,557)

$(1,189,988)	$(5,022,347)	$(4,060,272)	$(236,957)

The accompanying notes are an integral part of these financial statements.	P / 41

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND		SMID CAP FUND

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$358,637	$11,011	$2,327,959	$2,140,684
Net realized gain (loss) on:
Investments	22,430,788	32,828,717	9,445,873	58,201,772
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(41,410,028)	101,756,625	(63,311,112)	146,175,375
Foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(18,620,603)	134,596,353	(51,537,280)	206,517,831

DISTRIBUTIONS PAID FROM:
Net investment income	(48,983)	(565,859)	(3,219,043)	(1,499,566)
Net realized gain	(3,932,657)	—	(14,418,294)	—

Net decrease in net assets resulting from distributions	(3,981,640)	(565,859)	(17,637,337)	(1,499,566)

CAPITAL SHARE TRANSACTIONS:
Shares sold	24,907,672	30,656,690	240,568,648	196,799,893
Shares issued to holders in reinvestment of distributions	3,900,204	539,109	16,570,484	1,390,732
Shares redeemed	(68,832,593)	(81,448,267)	(162,333,796)	(121,508,360)
Redemption fees	—	16,489	5,864	11,081

Net increase (decrease) in net assets resulting from capital share transactions	(40,024,717)	(50,235,979)	94,811,200	76,693,346

Total Increase (Decrease) in Net Assets	(62,626,960)	83,794,515	25,636,583	281,711,611

NET ASSETS:
Beginning of Period	458,406,731	374,612,216	800,087,810	518,376,199

End of Period	$395,779,771	$458,406,731	$825,724,393	$800,087,810

Undistributed net investment income	$344,247	$—	$1,201,783	$2,090,685

TRANSACTIONS IN SHARES:
Shares sold	1,441,496	1,807,783	20,085,198	15,848,945
Shares issued to holders in reinvestment of distributions	240,605	31,162	1,478,188	114,746
Shares redeemed	(3,934,493)	(4,626,081)	(13,297,303)	(9,951,717)

Net increase (decrease) in shares outstanding	(2,252,392)	(2,787,136)	8,266,083	6,011,974

(1) Commencement of operations

P / 42

Global Fund		Skyline Fund		Horizon Fund		Large Cap Fund

Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Period December 10, 2010(1) through June 30, 2011	Year Ended June 30, 2012	Period December 10, 2010(1) through June 30, 2011	Period March 30, 2012(1) through June 30, 2012

$176,439	$368,929	$161,719	$138,244	$55,698	$(28,382)	$17,600

147,616	4,600,173	(1,827,950)	378,806	2,292,097	791,580	12,346
(7,405)	(8,844)	—	—	—	—	—

(1,494,859)	6,907,328	(3,356,116)	5,011,631	(6,408,067)	7,645,303	(266,903)
(11,779)	12,840	—	—	—	—	—

(1,189,988)	11,880,426	(5,022,347)	5,528,681	(4,060,272)	8,408,501	(236,957)

(275,834)	(460,045)	(44,122)	(126,325)	(54,622)	(50,718)	—
(3,838,510)	—	(6,531,196)	—	(5,077,629)	—	—

(4,114,344)	(460,045)	(6,575,318)	(126,325)	(5,132,251)	(50,718)	—

843,109	487,489	15,600,000	67,946,652	1,500,000	100,829,202	10,866,009

3,968,037	317,322	6,575,318	96,634	5,132,251	50,718	—
(1,119,755)	(34,596,822)	(4,026,459)	(9,466,763)	(3,109,000)	(4,844,902)	—
—	—	—	—	—	—	—

3,691,391	(33,792,011)	18,148,859	58,576,523	3,523,251	96,035,018	10,866,009

(1,612,941)	(22,371,630)	6,551,194	63,978,879	(5,669,272)	104,392,801	10,629,052

18,392,794	40,764,424	63,978,879	—	104,392,801	—	—

$16,779,853	$18,392,794	$70,530,073	$63,978,879	$98,723,529	$104,392,801	10,629,052

$137,723	$244,538	$129,616	$11,919	$8,858	$—	17,600

94,604	44,994	1,647,308	6,783,103	165,198	10,082,920	1,094,972

521,424	28,357	784,644	9,568	573,436	5,002	—
(139,780)	(3,006,429)	(423,124)	(932,463)	(316,967)	(454,934)	—

476,248	(2,933,078)	2,008,828	5,860,208	421,667	9,632,988	1,094,972

The accompanying notes are an integral part of these financial statements.	P / 43

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)	Year Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$18.72	$13.73		$11.80	$17.03	$20.35
Income (loss) from investment operations:
Net investment income	0.02	0.00	(3)	0.04 (2)	0.05	0.02
Net realized and unrealized gain (loss) on investments	(0.77)	5.01		1.93	(4.53)	(1.16)

Total Income (Loss) from Investment Operations	(0.75)	5.01		1.97	(4.48)	(1.14)

Less distributions:
From net investment income	0.00 (3)	(0.02)		(0.04)	(0.01)	(0.01)
From net realized gain on investments	(0.17)	—		—	(0.74)	(2.17)

Total Distributions	(0.17)	(0.02)		(0.04)	(0.75)	(2.18)

Net Asset Value, End of Period	$17.80	$18.72		$13.73	$11.80	$17.03

Total Return	(3.92)%	36.51%		16.72%	(26.00)%	(6.07)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$395,780	$458,407		$374,612	$296,445	$400,032

Ratio of expenses to average net assets
Before waivers and reimbursements	1.07%	1.08%		1.08%	1.09%	1.08%

Net of waivers and reimbursements	1.07%	1.08%		1.08%	1.09%	1.07%

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.09%	—	%(4)	0.27%	0.40%	0.09%

Net of waivers and reimbursements	0.09%	—	%(4)	0.27%	0.40%	0.10%

Portfolio turnover rate	19%	32%		44%	39%	53%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

Prior to March 1, 2010, IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average shares method.

(3) Less than one cent per share.

(4) Less than 0.01%.

P / 44

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)	Year Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$13.24	$9.52	$8.24	$11.23	$13.36
Income (loss) from investment operations:
Net investment income	0.04	0.04	0.03 (2)	0.03	0.02
Net realized and unrealized gain (loss) on investments	(0.96)	3.71	1.28	(2.93)	(0.98)

Total Income (Loss) from Investment Operations	(0.92)	3.75	1.31	(2.90)	(0.96)

Less distributions:
From net investment income	(0.05)	(0.03)	(0.03)	(0.01)	(0.02)
From net realized gain on investments	(0.25)	—	—	(0.08)	(1.15)

Total Distributions	(0.30)	(0.03)	(0.03)	(0.09)	(1.17)

Net Asset Value, End of Period	$12.02	$13.24	$9.52	$8.24	$11.23

Total Return	(6.79)%	39.38%	15.88%	(25.78)%	(7.48)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$825,724	$800,088	$518,376	$307,973	$233,380

Ratio of expenses to average net assets
Before waivers and reimbursements	0.92%	0.92%	0.94%	0.96%	0.96%

Net of waivers and reimbursements	0.92%	0.92%	0.93%	0.95%	0.95%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.33%	0.32%	0.42%	0.54%	0.19%

Net of waivers and reimbursements	0.33%	0.32%	0.43%	0.55%	0.20%

Portfolio turnover rate	41%	54%	45%	46%	71%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

Prior to March 1, 2010, IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average shares method.

The accompanying notes are an integral part of these financial statements.	P / 45

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.18)	(0.12)	(0.01)
From net realized gain on investments	(2.45)	—	—

Total Distributions	(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$8.35	$11.99	$9.13

Total Return	(6.27)%	32.72%	(8.60	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00%	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not Annualized.

(3) Annualized.

P / 46

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SKYLINE FUND
	Year Ended June 30, 2012	For the Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$10.92	$10.00
Income from investment operations:
Net investment income	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.85)	0.91

Total Income (Loss) from Investment Operations	(0.83)	0.94

Less distributions:
From net investment income	(0.01)	(0.02)
From net realized gain on investments	(1.12)	—

Total Distributions	(1.13)	(0.02)

Net Asset Value, End of Period	$8.96	$10.92

Total Return	(6.91)%	9.41	%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$70,530	$63,979

Ratio of expenses to average net assets
Before waivers and reimbursements	1.13%	1.23	%(3)

Net of waivers and reimbursements	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.13%	0.17	%(3)

Net of waivers and reimbursements	0.26%	0.40	%(3)

Portfolio turnover rate	31%	27	%(2)

(1) Commenced operations on December 10, 2010.

(2) Not Annualized.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.	P / 47

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE HORIZON FUND
	Year ended June 30, 2012	For the Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$10.84	$10.00
Income (loss) from investment operations:
Net investment income	0.01	—	(2)
Net realized and unrealized gain (loss) on investments	(0.50)	0.85

Total Income (Loss) from Investment Operations	(0.49)	0.85

Less distributions:
From net investment income	(0.01)	(0.01)
From net realized gain on investments	(0.52)	—

Total Distributions	(0.53)	(0.01)

Net Asset Value, End of Period	$9.82	$10.84

Total Return	(4.08)%	8.45	%(3)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$98,724	$104,393

Ratio of expenses to average net assets
Before waivers and reimbursements	1.16%	1.21	%(4)

Net of waivers and reimbursements	1.10%	1.10	%(4)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.01)%	(0.16	)%(4)

Net of waivers and reimbursements	0.06%	(0.05	)%(4)

Portfolio turnover rate	24%	18	%(3)

(1) Commenced operations on December 10, 2010.

(2) Less than one cent per share.

(3) Not Annualized.

(4) Annualized.

P / 48

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND

	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$10.00
Loss from investment operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(0.31)

Total Loss from Investment Operations	(0.29)

Less distributions:
From net investment income	—
From net realized gain on investments	—

Total Distributions	—

Net Asset Value, End of Period	$9.71

Total Return	(2.90	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	2.59	%(3)

Net of waivers and reimbursements	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.07	)%(3)

Net of waivers and reimbursements	0.72	%(3)

Portfolio turnover rate	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not Annualized.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.	P / 49

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2012

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of six series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund(1)	Capital appreciation
IronBridge SMID Cap Fund(1)	Capital appreciation
IronBridge Global Fund(1)	Long term capital appreciation
IronBridge Skyline Fund	Capital appreciation
IronBridge Horizon Fund	Capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(1)	These Funds were merged with predecessor Funds as further discussed in footnote No. 6 Mergers and In-kind Contributions.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National

Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

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Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices.

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$390,592,247	$—	$—	$390,592,247
Short-Term Investments	5,104,098	—	—	5,104,098
Total Investments in Securities	$395,696,345	$—	$—	$395,696,345

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$670,326,118	$—	$—	$670,326,118
Short-Term Investments	2,904,828	—	—	2,904,828
Total Investments in Securities	$673,230,946	$—	$—	$673,230,946

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$9,981,136	$6,606,912	$—	$16,588,048
Short-Term Investments	154,628	—	—	154,628
Total Investments in Securities	$10,135,764	$6,606,912	$—	$16,742,676

IronBridge Global Fund(1)
Transfers out of Level 1	$(6,606,912)
Transfers into Level 2	$6,606,912
Net transfers	$—

(1)

Transfers between Level 1 and Level 2 for the IronBridge Global Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For June 30, 2012 the securities in the Global Fund were adjusted using systematic fair valuation. There were no other significant transfers into or out of Level 1, Level 2 or Level 3 in any of Funds.

IronBridge Skyline Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$69,988,742	$—	$—	$69,988,742
Short-Term Investments	529,122	—	—	529,122
Total Investments in Securities	$70,517,864	$—	$—	$70,517,864

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2012

IronBridge Horizon Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$98,079,667	$—	$—	$98,079,667
Short-Term Investments	655,504	—	—	655,504
Total Investments in Securities	$98,735,171	$—	$—	$98,735,171

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$10,455,538	$—	$—	$10,455,538
Short-Term Investments	243,475	—	—	243,475
Total Investments in Securities	$10,699,013	$—	$—	$10,699,013

*	See Funds’ Schedule of Investments for industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2012, open Federal and state income tax years include the tax years ended June 30, 2009, June 30, 2010 and June 30, 2011. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended June 30, 2012 and June 30, 2011 were as follows:

	Period Ended June 30, 2012				Period Ended June 30, 2011
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$48,983	$—	$3,932,657	$3,981,640	$526,870	$38,989	$565,859
IronBridge SMID Cap	3,216,861	—	14,420,476	17,637,337	1,499,566	—	1,499,566
IronBridge Global	275,834	1,194,560	2,643,950	4,114,344	460,045	—	460,045
IronBridge Skyline	44,122	1,815,479	4,715,717	6,575,318	126,325	—	126,325
IronBridge Horizon	54,622	317,120	4,760,509	5,132,251	50,718	—	50,718
IronBridge Large Cap	—	—	—	—	n/a	n/a	n/a

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The IronBridge Small Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2012.

At June 30, 2012, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Focus Fund	IronBridge Skyline	IronBridge Horizon	IronBridge Large Cap
Cost of investments	$318,312,505	$572,442,158	$14,034,383	$63,472,443	$85,710,690	$9,229,923

Gross unrealized appreciation	99,058,017	134,921,397	3,348,547	12,406,636	22,713,218	2,083,371
Gross unrealized depreciation	(21,674,177)	(34,132,609)	(640,254)	(5,361,215)	(9,688,737)	(614,281)

Net unrealized appreciation/depreciation	77,383,840	100,788,788	2,708,293	7,045,421	13,024,481	1,469,090

Undistributed ordinary income	1,864,691	1,201,783	137,723	129,616	638,349	29,595
Undistributed long-term capital gain	17,718,234	11,702,102	251,881	650,602	3,696,866	50,337

Total distributable earnings	19,582,925	12,903,885	389,604	780,218	4,335,215	79,932

Other accumulated losses	—	—	(9)	—	—	—

Total accumulated earnings/(losses)	$96,966,765	$113,692,673	$3,097,888	$7,825,639	$17,359,696	$1,549,022

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the following table shows the reclassifications made:

	Paid in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$(28,645)	$34,593	$(5,948)
IronBridge SMID Cap	—	2,182	(2,182)
IronBridge Global	—	(7,420)	7,420
IronBridge Skyline	—	100	(100)
IronBridge Horizon	—	7,782	(7,782)
IronBridge Large Cap	(1,785,979)	—	1,785,979

The permanent differences primarily relate to foreign currency and Real Estate Investment Trust (REIT) adjustments with

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2012

differing book and tax method, and tax basis adjustments for securities contributed in-kind.

During the year ended June 30, 2012 the Funds had no remaining capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the

Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Subsequent Events. Effective July 30, 2012, the short-term redemption fee of 2% was removed from IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Skyline Fund, IronBridge Horizon Fund and IronBridge Large Cap Fund. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

(G) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual

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basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until July 23, 2013 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Skyline	0.90%	1.00%
IronBridge Horizon	1.00%	1.10%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

	IronBridge Global	IronBridge Skyline	IronBridge Horizon	IronBridge Large Cap
2014	$148,257	$80,414	$60,092	—
2015	$109,781	$81,253	$62,441	43,587

	$258,038	$161,667	$122,533	43,587

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2012 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$77,601,759	$119,210,081
IronBridge SMID Cap	286,187,646	287,952,650
IronBridge Global	7,510,057	8,678,902
IronBridge Skyline	33,036,912	19,662,466
IronBridge Horizon	22,877,585	23,064,808
IronBridge Large Cap*	2,222,983	263,223

*	The purchases for the IronBridge Large Cap Fund does not include initial in-kind transfer of $8,753,493.

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2012

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $1,000 for each regular meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) MERGERS AND IN-KIND CONTRIBUTIONS

Three of the six Funds merged with predecessor funds with comparable investment objectives on July 23, 2010. ICM served as investment adviser to the predecessor funds for the period from March 1, 2010 to July 23, 2010, and sub-adviser for the period from their respective inception dates to February 28, 2010. A summary of the reorganizations for each of the Funds is included below:

Fund	Predecessor Fund
IronBridge Small Cap Fund	Frontegra IronBridge Small Cap Fund
IronBridge SMID Cap Fund	Frontegra IronBridge SMID Fund
IronBridge Global Fund	IronBridge Global Focus Fund

The mergers were effected via a tax-free reorganization and the net assets of the predecessor funds comprised substantially all of the net assets of the respective IronBridge Fund on the date of the merger. The predecessor funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor funds for periods prior to the merger date. Shareholders in the respective predecessor funds were issued shares in the respective IronBridge Fund on the date of the merger and the final net asset value of the respective predecessor fund served as the beginning net asset value for the respective IronBridge Fund. Information with respect to net assets and other relevant operating data for the predecessor funds on the merger date is included below:

	Frontegra IronBridge Small Cap Fund	Frontegra IronBridge SMID Fund	IronBridge Global Focus Fund
Net assets	$398,452,894	$558,258,183	$43,589,754
Shares outstanding	27,180,821	54,411,654	4,466,951
Net asset value	$14.66	$10.26	$9.76
Investments at fair value	$390,574,089	$546,295,682	$42,862,982
Unrealized appreciation/depreciation	39,101,358	64,581,562	(763,480)
Undistributed net investment income	1,873,284	2,145,654	356,901
Accumulated net realized gain (loss)	(33,579,327)	(47,717,851)	(364,478)
Tax capital loss carryforward	$31,843,802	$39,886,882	$477,401

In addition, four of the six Funds were seeded with an in-kind contribution of securities, assets from other non-registered investment funds and private accounts managed by ICM (“Legacy Funds”). These in-kind contributions were a tax-free contribution for U.S. Federal income tax purposes.

Investors in the Legacy Funds received capital shares in the respective IronBridge Fund in exchange for the in-kind contributions of securities and other assets. The Legacy Funds subsequently ceased operations shortly thereafter.

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Each IronBridge Fund recorded the securities at fair value on the contribution date and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets. Information related to the in-kind contributions is included below:

Fund	Legacy Fund	Contribution Date	Fair Value of Net Assets on Contribution Date	Capital Shares Issued
IronBridge Global Fund	CFROI Global Life Cycle Fund, LLC	Sep. 18, 2009	$29,100,861	2,910,086
IronBridge Skyline Fund	IronBridge SMID Cap Fund, LLC	Dec. 10, 2010	66,486,651	6,648,665
IronBridge Horizon Fund	CFROI Small Cap Life Cycle Fund, LLC	Dec. 10, 2010	100,829,202	10,082,920
IronBridge Large Cap Fund	Private Accounts	Mar. 30, 2012	8,753,493	906,430

For tax purposes each Fund’s tax basis in the contributed securities was equal to the non-registered fund tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis are:

Fund	Legacy Fund	Tax Basis Appreciation of Securities on Contribution Date	Contributed Securities Tax Basis Remaining at 6/30/12
IronBridge Skyline Fund	IronBridge SMID Cap Fund, LLC	$14,020,948	$5,436,036
IronBridge Horizon Fund	CFROI Small Cap Life Cycle Fund, LLC	18,194,436	11,846,343
IronBridge Large Cap Fund	Private Accounts	1,785,979	1,736,824

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Report of Independent

Registered Public Accounting Firm

The Shareholders and Board of Directors of IronBridge Funds, Inc:

We have audited the accompanying statements of assets and liabilities of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, IronBridge Skyline Fund, IronBridge Horizon Fund, and IronBridge Large Cap Fund, collectively referred to as the “Funds”), including the schedules of investments, as of June 30, 2012, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2012, the results of their operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 27, 2012

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Board Approval of Advisory Agreements

At an in-person meeting held on May 17, 2012, the Board of Directors (the “Board”) of IronBridge Funds, Inc. (the “Company”), including a majority of the directors who are not “interested persons” of the Company or IronBridge Capital Management, L.P. (the “Adviser”) (such directors, the “Independent Directors”), considered and renewed the Investment Advisory Agreement between the Adviser and the Company (the “Agreement”) pursuant to which it was proposed that the Adviser would continue to serve as the investment adviser to IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (“SMID Cap Fund”), IronBridge Global Fund (“Global Fund”), IronBridge Large Cap Fund (“Large Cap Fund”), IronBridge Horizon Fund (“Horizon Fund”) and IronBridge Skyline Fund (“Skyline Fund”). The Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund, the Global Fund and the Large Cap Fund on July 23, 2010, with respect to the Horizon Fund and the Skyline Fund on December 10, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012.

When the Board reviewed the Advisory Agreement on May 17, 2012, the Board was provided materials relevant to its consideration of the Agreement, such as the Adviser’s Form ADVs and Code of Ethics, information regarding the compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Agreement, the fees to be paid by the Adviser, the expense cap agreements between the Company and the Adviser on behalf of each Fund, and comparative fee and expense information provided by an independent third party. The Board was also provided with the Adviser’s response to detailed requests submitted by the Company’s legal counsel on behalf of the

Independent Directors, including thirty-six separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Agreement. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by the Adviser to the Funds and, in the case of the Small Cap, SMID Cap and Global Funds, the quality of services provided by the Adviser to their respective predecessor funds (the “Predecessor Funds”) since the Adviser first became an investment adviser or manager of such Predecessor Funds; (2) information related to the performance of separate advisory accounts employing the Large Cap Fund’s strategy; (3) the anticipated cost of the services provided, and the anticipated profits, if any, to be realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to the Adviser from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of the Adviser as of March 31, 2012, in managing the Funds, and information regarding the performance of the Adviser’s private clients and the Predecessor Funds, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the Funds and the Adviser’s proprietary

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Board Approval of Advisory Agreements (continued)

investment style. In particular, the Independent Directors noted the consistent investment approach used by the Adviser across all Funds. The Board reviewed other services provided by the Adviser, including their brokerage selection and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds’ investment objectives, policies and restrictions. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by the Adviser to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by the Adviser under the Agreement.

Investment Performance of the Adviser. The Independent Directors reviewed investment performance of each of the Funds, except the Large Cap Fund, measured as of March 31, 2012, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds (except the Large Cap Fund). In the case of the Small Cap Fund, the SMID Cap Fund and the Global Fund, this performance information included the longer term results of the Predecessor Funds; in the case of the Horizon Fund and the Skyline Fund, the directors noted the comparable longer term performance of comparable Funds similar in strategy to these two Funds. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of the Adviser. The Board noted that the Small Cap Fund outperformed its index in the one- and five-year periods and since inception; and underperformed in the three year period; the SMID Cap Fund outperformed its index in the five-year period, but underperformed in the one- and three-year periods and since inception; and the Global Fund outperformed its index in the one-year period but underperformed since inception. The Horizon Fund outperformed its index in both the one-year period and since inception, and the Skyline Fund underperformed its index in both the one-year period and since inception; the longer term performance periods of the Small Cap Fund (managed similarly to the Horizon Fund) and the SMID Cap Fund (managed similarly to the Skyline Fund) were also considered. Since the Large Cap Fund started operations on March 31, 2012, no past investment performance was available, although the Board had considered extensively such information of the Adviser’s large cap strategy at the preceding February 23, 2012, Board meeting, and the Adviser discussed an update of performance through May 2012. The Board concluded that the Adviser has provided, and is likely to continue, to provide, a high level of advisory services to each of the Funds.

Adviser’s Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with the Adviser the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals.

Terms of Management Agreements and the Adviser’s Services and Fee Schedules. The Board noted the initial term of the Agreement does not continue beyond two years from the date of execution unless approved in accordance with the 1940 Act, and that the termination provisions of those Agreements complied with the 1940 Act’s requirements. The Board also reviewed the fees charged by the Adviser under the

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Advisory Agreement. The Adviser represented that those fees are in line with the fees charged by the Adviser to its private fund and separate account clients, and the Board reviewed information related thereto provided by the Adviser. The Board, with the assistance of USBFS, noted that the Funds’ respective expense ratios (in light of the application of the respective expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Global Fund, was exceptionally low). The Board also noted that the management fees of the respective Funds were in the range of management fees of the respective selected peer groups, and deemed reasonable given the investment approach of the Adviser. The Board concluded that the terms and fee schedules of the Agreements continued to be appropriate in light of each Fund’s investment style and objectives.

Costs of Services Provided, Profitability of the Adviser. The Board also reviewed the impact of the expense cap agreement with respect to all Funds and noted that the Adviser may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund and SMID Cap Fund had total expenses less than their respective expense caps; in the case of the Global Fund, the Large Cap Fund, the Horizon Fund and the Skyline Fund, the Adviser was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by the Adviser under the Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with the Adviser, the fact that the Agreement does not contain breakpoints in the advisory fees as the Funds’ assets increase. The Adviser discussed its views of the asset capacity of each of the Funds’ investment strategies. The Board concluded that the lack of breakpoints in the Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholder and continued the Agreement with respect to all six Funds through July 23, 2013.

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Additional Information

The statement of Additional Information (“SAI”) includes additional information about fund directors and is available upon request without charge, and a toll-free (or collect) telephone number 1-877-861-7714 for shareholders to call to request the SAI.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
Independent Directors

Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Co-Managing Partner, HPO Partners, an asset management company, 2009-present; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	6	None

James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 to present; Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 2004 to 2010, which was acquired by Wipfli LLP in 2010.	6	First Interstate Bancsystem, Inc.

James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present.	6	Frontegra Funds, Inc. (with oversight of 8 portfolios)
Officers

John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A

Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present; Audit Senior Manager, Deloitte & Touche (public accounting firm), 2005-2006.	N/A	N/A

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Additional Information

Directory of Fund Service Providers

INVESTMENT ADVISER

IronBridge Capital Management, L.P.

One Parkview Plaza, Suite 700

Oakbrook Terrace, IL 60181

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP

155 North Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, IL 60601

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	100.00%
IronBridge Global	51.25%
IronBridge Skyline	22.23%
IronBridge Horizon	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2012 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	100.00%
IronBridge Global	20.73%
IronBridge Skyline	21.77%
IronBridge Horizon	100%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2012 was as follows:

IronBridge Small Cap	0.17%
IronBridge SMID Cap	0.21%
IronBridge Global	0.02%
IronBridge Skyline	0.04%
IronBridge Horizon	0.14%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2012 was as follows:

IronBridge Global	81.24%
IronBridge Skyline	97.63%
IronBridge Horizon	85.31%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs Walter H. Clark and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2012	FYE 06/30/2011
Audit Fees	$113,300	$125,300
Audit-Related Fees	$0	$0
Tax Fees	$31,800	$31,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2012	FYE 06/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2012	FYE 06/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 6, 2011.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/s/ John G. Davis
John G. Davis, President (Principal Executive Officer)

Date:	09/07/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary (Principal Executive Officer)

Date:	09/07/2012

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer (Principal Financial Officer)

Date:	09/07/2012

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